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                                                                Exhibit 10.101.1

                        AMENDMENT TO OPERATING AGREEMENT

     This AMENDMENT TO OPERATING AGREEMENT ("Amendment") is dated as of October 23, 2001 and is being entered into by and among Azteca Production International, Inc. ("Azteca") and TAG MEX, Inc. ("TAG MEX).

     Reference is made to the Operating Agreement dated July 1, 2001 between Azteca and TAG MEX ("Operating Agreement"). (Capitalized terms not used in this Amendment, which are not defined in this Amendment, shall have the meanings set forth in the Operating Agreement.)

     The parties hereto agree to amend and modify the Operating Agreement as follows:

     1.   Modified Duties and Powers of Chief Financial Officer and Treasurer.
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Section 6.5.7 of the Operating Agreement setting forth the duties and powers of the Chief Financial Officer, is hereby amended in its entirety to read as follows:

          "Duties and Powers of Chief Financial Officer and Treasurer. The chief
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     financial officer shall keep full and accurate accounting for the LLC and shall issue financial statements on a monthly basis. The chief financial officer shall be responsible for maintaining the accounts receivable records and for approving and issuing all disbursements made by the LLC. Wilfred Kalmar is hereby elected to serve as chief financial officer of the LLC until removed or replaced in accordance with this Agreement.

          The treasurer shall establish bank accounts to receive remittances and funds on behalf of the LLC. The treasurer shall provide the chief financial officer with complete documentation relating to such remittances. The treasurer shall, upon request by the chief financial officer, make LLC funds available to the chief financial officer for the purposes of making LLC disbursements. Patrick Chow is hereby elected to serve as treasurer of the LLC until removed or replaced in accordance with this Agreement.

     2.   General. Except as herein expressly provided to the contrary, all the
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remaining terms and provisions of the Operating Agreement and related documents shall remain in full force and effect. This Amendment sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Amendment may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. This Amendment is being entered into, and shall be governed by the laws of the State of California

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     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.



                                                       AZTECA PRODUCTION
                                                       INTERNATIONAL, INC

                                                       By /s/ Hubert Guez
                                                         --------------------

                                                       Its President
                                                          -------------------

                                                       TAG MEX, INC.

                                                       By /s/ Gerard Guez
                                                         --------------------

                                                       Its___________________